UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):June 2, 2015

hopTo Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21683	13-3899021
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

1919 S. Bascom Avenue, Suite 600	95008
Campbell, CA
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (800) 472-7466

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Eldad Eilam, CEO of hopTo Inc. (the “Registrant”) is giving a presentation at the LD Micro Conference in Los Angeles today, June 2, 2015 at 5:00 PM PDT. In connection with such presentation, the Registrant is providing a slide deck presentation about hopTo Work, a mobile productivity solution and the development plans around this product. The slide deck presentation will be available at www.hopto.com/investors/.  A copy of the slide deck presentation is attached hereto as Exhibit 99.1. The slide deck presentation is substantially the same as the presentation provided at the recently concluded Marcum MicroCap 2015 conference that the Registrant publicly announced and webcast on May 27, 2015.

This Form 8-K and the information attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Registrant that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Registrant or any of its affiliates. The information in the materials is presented as of June 2, 2015, and the Registrant does not assume any obligation to update such information in the future.

Safe Harbor Statement

Statements in the slide presentation and accompanying webinar concerning future pricing, customer acquisition numbers, revenues per customer, product release dates and features, customer demand and any other statement that may be construed as a prediction of future performance or events are “forward-looking statements” (within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended), which involve known and unknown risks, uncertainties and other factors which may cause actual results to differ materially from those expressed or implied by such statements. We claim the protection of the safe harbor contained in the Private Securities Litigation Reform Act of 1995 related to these forward looking statements.  These factors include (i) the challenges in developing and timely releasing complex applications such as hopTo Work within a small company, including engineering new features, managing and retaining a talented workforce and resolving the technical issues that can delay timely introduction of product versions, (ii) market acceptance of the products and features we develop, and (iii) competition from much larger incumbent enterprises, including the risk of customer resistance to accepting even high quality products from new entrants in a competitive market as well as the risk of incumbent enterprises developing products or features which make our offerings less attractive on a comparative basis, and other risks including those described from time to time in our filings on Forms 10-K (such as in the “Risk Factors” section therein) and 10-Q with the Securities and Exchange Commission (SEC), press releases and other communications. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Slide deck presentation of hopTo Inc., as of June 2, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

hopTo Inc.

Dated: June 2, 2015	By:	/s/ Jean-Louis Casabonne
Jean-Louis Casabonne
Chief Financial Officer